Liquidity	12 Months Ended
Sep. 30, 2024
Liquidity
Liquidity

Note 2 - Liquidity

The Company has incurred recurring negative operating cash flows since inception and has funded its operations primarily from private placement of equity. The Company had an accumulated deficit of approximately $15.42 million, $14.14 million and $11.47 million as of September 30, 2024, 2023 and 2022, respectively. The Company had net losses of approximately $1.28 million, $2.34 million and $6.46 million for the years ended September 30, 2024, 2023 and 2022, respectively.

On December 23, 2024, the Company closed its IPO of 2,300,000 Class A ordinary shares, par value $0.0001 per share (the “Shares”). The Shares were priced at $4.50 per share. The offering was conducted on a firm commitment basis, and the gross proceeds of this offering is $10.35 million and raised $9,097,000 as net proceeds in total. The Shares were previously approved for listing on the Nasdaq Capital Market and commenced trading under the ticker symbol “YAAS” on December 20, 2024.

As of the date of issuance of the consolidated financial statements, the Company has approximately $6.30 million of unrestricted cash or cash equivalents. In addition, the Company will need to maintain its operating costs at a level through strict cost control and budget, such as staff reductions, to ensure operating costs are minimized and will not exceed such aforementioned sources of funds to continue as a going concern for a period within 12 months after the issuance of its consolidated financial statements.

The Company believes that available cash, together with the efforts from aforementioned management plan and actions, should enable the Company to meet current anticipated cash needs for at least the next 12 months after the date that the consolidated financial statements are issued and the Company has prepared the consolidated financial statements on a going concern basis. The Company may, however, need additional capital in the future to fund its continued operations. If the Company determine that its cash requirements exceed the amount of cash and cash equivalents the Company has at the time, the Company may seek to issue equity or debt securities or obtain credit facilities. The issuance and sale of additional equity or convertible debts would result in further dilution to its shareholders. The incurrence of indebtedness would result in increased fixed obligations and could result in operating covenants that might restrict its operations. The Company cannot assure that the financing will be available in amounts or on terms acceptable to the Company, if at all.